UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 29, 1998


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                 Maryland                      1-9360            84-1038736
     (State or other jurisdiction of      (Commission File     (IRS Employer
      incorporation or organization)          Number)       Identification No.)

   3410 South Galena Street, Suite 210                             80231
             Denver, Colorado                                    (Zip Code)
 (Address of principal executive offices)

                                 (303) 614-9400
              (Registrant's telephone number, including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

On May 29, 1998, Asset Investors Corporation (the "Company") acquired an adult manufactured home community located in Fort Myers, Florida from Serendipity Properties, Inc. This community consists of 338 developed homesites and is 97% occupied. In addition, on June 2, 1998, the Company acquired an adult manufactured home community located in Mesa, Arizona from Brentwood West Partners, LLP. This community consists of 350 developed homesites and is 100% occupied.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for Serendipity Mobile Home Park was $8,807,000 of cash, and for Brentwood West Mobile Home Park was $6,789,000 of cash and $7,000,000 advanced under a short-term note from Holliday Fenoglio Fowler, L.P. The Company intends to replace the short-term note with permanent financing in the third quarter of 1998.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding the effect of acquisitions, the Company's future financial performance and the effect of government regulations. Actual results may differ materially from those described in the forward looking statements and will be affected by a variety of risks and factors including, without limitation, national and local economic conditions, the general level of interest rates, terms of governmental regulations that affect the Company and interpretations of those regulations, the competitive environment in which the Company operates, financing risks, including the risk that the Company's cash flow from operations may be insufficient to meet required payments of principal and interest, real estate risks, including variations of real estate values and the general economic climate in local markets and competition for tenants in such markets, acquisition and development risks, including failure of such acquisitions to perform in accordance with projections, and possible environmental liabilities, including costs which may be incurred due to necessary remediation of continued qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         The required financial statements will be filed by amendment within 60 days.

(b)   Pro Forma Financial Information

         The required pro forma financial information will be filed by amendment within 60 days.

(c)   Exhibits

          Exhibit No.                         Description
              2.5 Agreement of Sale dated as of April 13, 1998, between Community Acquisition Joint Venture and Serendipity Properties, Inc.

             2.5(a) Assignment of Agreement of Sale dated as of May 20, 1998, between Community Acquisition Joint Venture and Asset Investors Operating Partnership, L.P.

              2.6 Purchase Agreement with Escrow Instructions, as amended, dated as of April 14, 1998 between Brentwood
                        West Partners, LLP and Parkbridge Capital Group, Inc.

             2.6(a) Conditional Assignment of Contract dated as of April 17, 1998, between Parkbridge Capital Group, Inc. and Community Acquisition Development Corporation.

              2.6 (b) Assignment of Agreement of Sale dated as of June 1, 1998, between Community Acquisition Joint Venture and Asset Investors Operating Partnership, L.P.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASSET INVESTORS CORPORATION

Date:  June 12, 1998
                                              By: /s/Diane Schott Armstrong
                                                 -----------------------------
                                                   Diane Schott Armstrong
                                                   Controller